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SCHEDULE 14C INFORMATION

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SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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MET INVESTORS SERIES TRUST

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MET INVESTORS SERIES TRUST

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

December 26, 2013

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio) (the “Portfolio”), a series of Met Investors Series Trust. Effective November 1, 2013, ClearBridge Investments, LLC became the subadviser to the Portfolio. In addition, the Portfolio’s principal investment strategies and risks changed, and the name of the Portfolio was changed to ClearBridge Aggressive Growth Portfolio II. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of November 29, 2013.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Elizabeth M. Forget President Met Investors Series Trust

MET INVESTORS SERIES TRUST

ClearBridge Aggressive Growth Portfolio II

(formerly, Janus Forty Portfolio)

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.metlife.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to the ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio) (the “Portfolio”), a series of Met Investors Series Trust (the “Trust”). Effective November 1, 2013, ClearBridge Investments, LLC (“ClearBridge”), a direct, wholly-owned subsidiary of Legg Mason, Inc., replaced Janus Capital Management LLC (“Janus”) as the subadviser to the Portfolio. Janus was replaced as the Portfolio’s subadviser because of the Portfolio’s underperformance relative to its benchmark during the measuring periods discussed below and with a view of lowering the overall expenses of the Portfolio. This Information Statement is being mailed beginning on or about January 3, 2014 to the Portfolio’s shareholders of record as of the close of business on November 29, 2013 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

MetLife Advisers, LLC (“MetLife Advisers”) serves as investment adviser to the Trust pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and MetLife Advisers (the “Management Agreement”). MetLife Investors Distribution Company (the “Distributor”), an affiliate of MetLife Advisers, serves as the distributor to the Trust. MetLife Advisers is located at One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111. The Distributor is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company is the administrator of the Trust and is located at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and MetLife Advisers that generally permits MetLife

Advisers, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not generally rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers. One of the conditions of the exemptive relief is that within ninety days after entering into a new or amended investment subadvisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Introduction

Prior to November 1, 2013, Janus served as subadviser to the Portfolio pursuant to an investment advisory agreement dated May 1, 2006, by and between Met Investors Advisory LLC (a predecessor to MetLife Advisers) and Janus (the “Previous Subadvisory Agreement”).

At an in-person meeting of the Board of Trustees of the Trust (“Board”) held on August 20-21, 2013, the Trustees (including the Trustees who are not “interested persons” of the Trust, MetLife Advisers, ClearBridge or the Distributor (as that term is defined in the 1940 Act) (“Independent Trustees”)) approved a new investment subadvisory agreement between MetLife Advisers and ClearBridge with respect to the Portfolio, which took effect as of November 1, 2013 (the “New Subadvisory Agreement”). In connection with the appointment of ClearBridge as subadviser to the Portfolio, the Previous Subadvisory Agreement was terminated as of November 1, 2013, and as of that date, Janus no longer served as subadviser to the Portfolio. As discussed below, the New Subadvisory Agreement is the same in all material respects as the Previous Subadvisory Agreement, except for ClearBridge as subadviser, the subadvisory fee schedule, the effective date and term, and certain administrative provisions. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect.

As a result of the approval of the New Subadvisory Agreement, effective November 1, 2013, ClearBridge replaced Janus as the subadviser to the Portfolio. All references to Janus with respect to the Portfolio in the Summary Prospectus, Prospectus, and Statement of Additional Information relating to the Portfolio were replaced with ClearBridge.

II. The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect from May 1, 2006 to December 31, 2007, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by

MetLife Advisers, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Janus or by Janus upon ninety days’ prior written notice to MetLife Advisers, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between MetLife Advisers and the Trust was assigned or terminated for any other reason.

The Previous Subadvisory Agreement also generally provided that, absent willful misconduct, bad faith, reckless disregard or gross negligence of Janus in the performance of any of its duties or obligations under the Previous Subadvisory Agreement, Janus would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, MetLife Advisers paid a subadvisory fee to Janus, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.400% of the first $50 million of such assets, plus 0.375% of such assets over $50 million up to $150 million, plus 0.350% of such assets over $150 million up to $750 million, plus 0.325% of such assets over $750 million up to $1 billion, plus 0.300% of such assets over $1 billion. For the fiscal year ended December 31, 2012, MetLife Advisers paid Janus $5,896,312 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was renewed by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 12-13, 2012. The Previous Subadvisory Agreement was initially approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on February 15, 2006 and by the Portfolio’s initial shareholder on April 28, 2006.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio is attached as Exhibit 1 to this Information Statement. The terms of the New Subadvisory Agreement are the same in all material respects as those of the Previous Subadvisory Agreement, except for ClearBridge as subadviser, the subadvisory fee schedule, the effective date and term, and certain administrative provisions. The New Subadvisory Agreement provides that it will remain in effect until December 31, 2014, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Like the Previous Subadvisory Agreement, the New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by MetLife Advisers, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to ClearBridge or by ClearBridge upon ninety days’ prior written notice to MetLife Advisers, or upon shorter notice as mutually agreed upon. The New Subadvisory

Agreement also terminates automatically in the event of its assignment or in the event that the Management Agreement between MetLife Advisers and the Trust is assigned or terminated for any other reason.

The New Subadvisory Agreement also generally provides that, absent willful misconduct, bad faith, reckless disregard or gross negligence of ClearBridge in the performance of any of its duties or obligations under the New Subadvisory Agreement, ClearBridge will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

The New Subadvisory Agreement imposes certain obligations on ClearBridge, such as the reporting of compliance issues to MetLife Advisers and the maintenance of procedures regarding the use of derivatives, that were not in the Previous Subadvisory Agreement. The New Subadvisory Agreement also explicitly states that the Trust is an intended third-party beneficiary of the New Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement MetLife Advisers pays a subadvisory fee to ClearBridge, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.350% of the first $500 million of such assets, plus 0.300% of such assets over $500 million up to $1.85 billion, plus 0.250% of such assets over $1.85 billion up to $2 billion, plus 0.200% of such assets over $2 billion.

In connection with subadviser change, MetLife Advisers agreed, for the period November 1, 2013 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.650% of the first $525 million of the Portfolio’s average daily net assets, 0.600% of such assets over $525 million up to $1 billion, 0.575% of such assets over $1 billion up to $1.85 billion, 0.525% of such assets over $1.85 billion up to $2 billion, and 0.475% of such assets over $2 billion. In addition, MetLife Advisers has contractually agreed, for the period from November 1, 2013 through April 30, 2014, to waive portions of the Management Fees payable to it by the Portfolio and the ClearBridge Aggressive Growth Portfolio (“ClearBridge Portfolio”), another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by MetLife Advisers to ClearBridge individually with respect to the Portfolio and the ClearBridge Portfolio and the subadvisory fees that would be payable by MetLife Advisers to ClearBridge if the assets of the Portfolio and the ClearBridge Portfolio were aggregated for purposes of calculating such subadvisory fees. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of the Portfolio.

For the fiscal year ended December 31, 2012, MetLife Advisers paid Janus $5,896,312 in aggregate subadvisory fees with respect to the Portfolio under the

Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2012, the fee payable by MetLife Advisers to Janus would have been $5,658,812. The difference between such amounts is $237,500, which represents a -0.013% decrease.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect and the fees payable to MetLife Advisers by the Portfolio under the Management Agreement at current asset levels are the same as they were they were when Janus subadvised the Portfolio.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at an in-person meeting of the Board on August 20-21, 2013, and its effective date was as of November 1, 2013.

III. Board Considerations

At an in-person meeting of the Board held on August 20-21, 2013, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement between MetLife Advisers and ClearBridge for the Portfolio. Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on November 1, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and ClearBridge relating to the Portfolio and ClearBridge, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by ClearBridge under the New Subadvisory Agreement. The Board also took into account certain information and materials relating to ClearBridge that the Board received and considered in connection with the Board’s consideration of the renewal of the subadvisory agreement of the ClearBridge Portfolio, another series of the Trust subadvised by ClearBridge, which is managed in a manner identical to how the Portfolio would be managed, between MetLife Advisers and ClearBridge that occurred at the November 12-13, 2012 Board meeting. The consideration of the renewal of the ClearBridge Portfolio’s subadvisory agreement involved a lengthy process during which the Board considered a variety of factors, such as those discussed below, including, for example, the experience and qualifications of the ClearBridge’s portfolio management team and their investment performance.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with ClearBridge with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by ClearBridge; (2) the performance of the Portfolio and the ClearBridge Portfolio, as compared to a peer group and an appropriate index; (3) ClearBridge’s personnel and operations; (4) the financial condition of ClearBridge; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of ClearBridge under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to ClearBridge and its affiliates (i.e., ancillary benefits that may be realized by ClearBridge or its affiliates from ClearBridge’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional accounts including mutual funds; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by ClearBridge to the Portfolio, the Board considered information provided to the Board by ClearBridge, including ClearBridge’s Form ADV. The Board considered ClearBridge’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed ClearBridge’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of ClearBridge’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, ClearBridge’s compliance program and its disciplinary history. The Board noted ClearBridge’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with ClearBridge and presenting reports to the Independent Trustees regarding the same. The compliance reviews would include an evaluation of the regulatory compliance system of ClearBridge and procedures reasonably designed by ClearBridge to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of ClearBridge.

The Board considered ClearBridge’s investment process and philosophy. The Board took into account that ClearBridge’s responsibilities would include the development and maintenance of an investment program for the Portfolio that would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed ClearBridge’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that, subject to shareholder approval, the Portfolio be merged into the ClearBridge Portfolio on or about April 28, 2014, and that ClearBridge manage the combined portfolio using the investment strategies it currently uses to manage the ClearBridge Portfolio.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by ClearBridge were satisfactory and that there was a reasonable basis on which to conclude that ClearBridge would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered information comparing the performance of the Portfolio with the ClearBridge Portfolio along with information about the performance of the ClearBridge Portfolio that had been provided at the August 20-21, 2013 meeting in connection with the quarterly review of Trust’s subadvisers. The Board noted that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the trailing six-month and one-, three- , and five-year periods ending June 30, 2013. The Board also noted that the Portfolio performed below the median of its peer group for the trailing six-month and one- , three- , and five-year periods ending June 30, 2013. The Board considered the performance of the ClearBridge Portfolio. Among other data relating specifically to the ClearBridge Portfolio, the Board noted that the ClearBridge Portfolio had outperformed the Portfolio for the trailing six-month and one-, three-, and five-year periods ended June 30, 2013. The Board noted that the ClearBridge Portfolio had also outperformed its benchmark, the Russell 3000 Growth Index, for the same periods. The Board also noted that the ClearBridge Portfolio performed above the median of its peer group for the trailing six-month and one- , three- , and five-year periods ending June 30, 2013. The Trustees took into account that the portfolio managers who managed the ClearBridge Portfolio were expected to manage the Portfolio. In addition, the Trustees took into consideration the differences in principal investment strategies between the Portfolio and the ClearBridge Portfolio. Based on its review, the Board concluded that the replacement of Janus by ClearBridge was appropriate given the comparative performance records of the Portfolio and ClearBridge Portfolio.

Fees and expenses. The Board considered the proposed subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the rate of compensation in the New Subadvisory Agreement’s fee schedule is lower at current asset levels than the rate of compensation MetLife Advisers pays to Janus for managing the Portfolio under the Previous Subadvisory Agreement. The Board also noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee and that MetLife Advisers has contractually agreed to waive a portion of the management fees until April 30, 2014. It was further noted that MetLife Advisers negotiated the subadvisory fee at arm’s length.

Profitability. In considering the anticipated profitability to ClearBridge and its affiliates of their relationship with the Portfolio, the Board took into account that the rate of compensation provided in the New Subadvisory Agreement’s fee schedule at current asset levels is lower than the rate of compensation in the Previous Subadvisory Agreement’s fee schedule. The Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the Management Agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length. In comparing the Portfolio’s proposed subadvisory fee to that of comparable funds, the Board noted that the fee was below the median of the Portfolio’s peer group.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the Portfolio’s management fee and the proposed subadvisory fee contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board also took into account that, in connection with the anticipated merger of the Portfolio into the ClearBridge Portfolio, ClearBridge had agreed through April 30, 2014, to aggregate the assets of the Portfolio and the ClearBridge Portfolio for purposes of calculating its subadvisory fee, which was expected to reduce the fee payable to ClearBridge. The Board noted that any savings from this fee reduction would be passed on to the Portfolio in the form of a contractual management fee waiver. However, the Board placed more reliance on the fact that the New Subadvisory Agreement was negotiated at arm’s length and that the proposed subadvisory fee would be paid by MetLife Advisers rather than on ClearBridge’s anticipated profitability. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. The Board considered other benefits that may be realized by ClearBridge and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to ClearBridge and its affiliates by virtue of ClearBridge’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of ClearBridge to the Portfolio.

The Board took into account the expected transaction costs to the Portfolio of the change in subadviser and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board took into account that ClearBridge has agreed to reimburse the Portfolio for the mailing and proxy costs associated with the subadvisor change and the anticipated merger of the Portfolio into the ClearBridge Portfolio. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee beginning on November 1, 2013 through April 30, 2014.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and ClearBridge’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and ClearBridge in connection with the services to be provided to the Trust and the various relationships and affiliations of ClearBridge, such as the conflicts arising from ClearBridge’s and its affiliates’ management of proprietary mutual funds and personal trading transactions by employees of ClearBridge and its affiliates. The Board considered the procedures for monitoring and managing such potential conflicts, as well as reviewed ClearBridge’s internal compliance structure.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

IV. The Subadviser

CLEARBRIDGE INVESTMENTS, LLC, 620 8th Avenue, New York, New York 10018, is the subadviser to the Portfolio. ClearBridge is an investment adviser that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.

Assets under management by ClearBridge were approximately $80.2 billion as of September 30, 2013. ClearBridge is a direct, wholly-owned subsidiary of Legg Mason, Inc. Legg Mason, Inc. is located at 100 International Drive, Baltimore, Maryland 21202.

The following individuals are jointly responsible for managing the Portfolio:

•	Richard Freeman is a Managing Director and Portfolio Manager of ClearBridge. Mr. Freeman has managed the ClearBridge Aggressive Growth Fund, Inc. on which the ClearBridge Portfolio is modeled since its inception in 1983 and has more than 37 years of investment experience.

•	Evan Bauman is a Managing Director and Portfolio Manager of ClearBridge. Mr. Bauman has been with the organization since 1996 and has over 17 years of investment experience.

Following is a list of the directors and principal executive officers of ClearBridge and their principal occupations. The address of each person listed is 620 8th Avenue, New York, New York 10018.

Name	Principal Occupation at ClearBridge
Terrence J. Murphy	President, Chief Executive Officer and Chief Operating Officer and Director
Peter H. Nachtwey	Director
Jeffrey A. Nattans	Director
Barbara Brooke Manning	General Counsel and Chief Compliance Officer
Cynthia K. List	Chief Financial Officer
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer

ClearBridge acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to those of the Portfolio.

Name of Comparable Fund	AS OF SEPTEMBER 30, 2013
	Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
ClearBridge Aggressive Growth Portfolio*	0.35% First $500 million 0.30% Next $1.5 billion 0.25% Over $2 billion	Non-Proprietary Fund	$1,890,466,256

AXA Premier VIP Trust Multimanager Aggressive Equity Portfolio	0.35% First $500 million 0.30% Next $1.5 billion 0.25% Over $2 billion	Non-Proprietary Fund	$105,264,787

Name of Comparable Fund	AS OF SEPTEMBER 30, 2013
	Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
ClearBridge Aggressive Growth Fund	0.5250% First $1 billion 0.5075% Next $1 billion 0.4900% Next $3 billion 0.4725% Next $5 billion 0.4550% Over $10 billion	Proprietary Fund	$8,165,733,080

ClearBridge Variable Aggressive Growth Portfolio	0.5250% First $1 billion 0.5075% Next $1 billion 0.4900% Next $3 billion 0.4725% Next $5 billion 0.4550% Over $10 billion	Proprietary Fund	$795,678,553

Legg Mason ClearBridge US Aggressive Growth Fund (Offshore Fund)	0.554% on all assets[1]	Proprietary Fund	$1,141,742,295

Note: The ClearBridge sub-advisory fee structure is shown for the proprietary funds listed in the table above.

[1]	Represents the rate for fiscal year-to-date through November 2013.

*	The fee schedule for the ClearBridge Aggressive Growth Portfolio was amended as shown below and has an effective date of November 1, 2013:

0.35% First $500 million

0.30% Next $1.35 billion

0.25% Next $150 million

0.20% Over $2 billion

V. Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

Under ClearBridge’s management, the investment objective of the Portfolio has not changed and remains capital appreciation. The principal investment strategies of the Portfolio after the subadviser change remained similar, but there are some differences. Both before and after the change in subadviser, the Portfolio invested, under normal circumstances, in common stocks of companies that the subadviser believes have the potential for capital growth. Like Janus, ClearBridge analyzes individual companies to select common stocks for the Portfolio that it believes would experience growth in earnings. Although the principal investment strategies that ClearBridge uses to manage the Portfolio are similar to those used by Janus, there are some differences. Under Janus, the Portfolio invested, under normal circumstances, in a core group of 20-40 common stocks, primarily large size companies, selected for their growth potential. In contrast, under ClearBridge’s management, the Portfolio invests, under normal circumstances, primarily in common stocks that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. Furthermore, under ClearBridge’s management, the Portfolio is able to invest in the securities of large, well-known companies that offer prospects of long-term earnings growth, and emerging growth companies that have passed their “start up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. In addition, under Janus’ management, the Portfolio could invest without limit in foreign securities, but typically held no more than 30% of its net assets in such securities, some of which could include emerging market securities. In contrast, under ClearBridge, the Portfolio is able to invest only up to 25% of its net assets in foreign securities, which also may include investments in emerging markets, and the Portfolio is able to invest directly in foreign issuers or indirectly through depositary receipts. Finally, Janus used the Russell 1000 Growth Index as the benchmark of the Portfolio. Under ClearBridge’s management, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the primary benchmark of the Portfolio in order to more precisely reflect the market in which the Portfolio invests.

Under ClearBridge’s management, the principal risks of the Portfolio have changed. Focused investment risk, which is a risk that the Portfolio’s performance will be more susceptible to any economic, market, political or regulatory occurrence affecting a single market, industry or sector, is now a principal risk.

VI. Portfolio Transactions

Subject to the supervision and control of MetLife Advisers and the Trustees of the Trust, ClearBridge is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of the Portfolio’s portfolio transactions and the negotiation of commissions paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

ClearBridge is responsible for effecting portfolio transactions and will do so in a manner it deems fair and reasonable to the Portfolio and not according to any formula. It is ClearBridge’s policy to seek best execution when executing transactions on behalf of clients. Best execution consists of obtaining the most favorable result, considering the full range of services provided within the current parameters of the market. Best execution is not necessarily measured by the circumstances surrounding a single transaction but may be measured over time through multiple transactions.

In selecting broker-dealers to execute securities transactions, ClearBridge considers the difficulty of the trade and other market-related factors that may influence trading costs, such as the liquidity of the security being traded and the size of the transaction. Criteria ClearBridge considers include whether a broker-dealer is willing to commit capital, counterparty risk, the broker-dealer’s record of timely and proper delivery of securities and payment for trades, and the broker-dealer’s expertise in the types of securities traded. ClearBridge also considers the value of research services provided by broker-dealers, as described below. Alternative execution services venues (such as electronic communications networks, crossing networks, direct market access, algorithmic trading, and program trading) are also utilized to seek best execution.

When more than one firm is believed to meet ClearBridge criteria for selecting broker-dealers, preference may be given to brokers that provide the Portfolio or ClearBridge with brokerage and research services within the meaning of Section 28(e) of the Exchange Act. In doing so, the Portfolio may pay higher commission rates than the lowest available when ClearBridge believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, because research provided by a broker must be analyzed and reviewed, its receipt and use may not reduce expenses but may benefit the Portfolio or other accounts managed by ClearBridge by supplementing ClearBridge’s research.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct MetLife Advisers to cause ClearBridge to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2012, the Portfolio paid $355,170 in brokerage commissions. No portion of the Portfolio’s brokerage commissions were paid to affiliated brokers during the year ended December 31, 2012.

VII. Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B, and Class E shares of the Portfolio outstanding were 7,464,956.029, 5,737,848.194, and 460,841.575, respectively.

Metropolitan Life Insurance Company, a New York life insurance company (“MetLife”), and its affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”), are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

Exhibit 1

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made this 1st day of November, 2013, by and between ClearBridge Investments, LLC, a Delaware limited liability company (the “Subadviser”), and MetLife Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Met Investors Series Trust (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated December 8, 2000, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the ClearBridge Aggressive Growth Portfolio II (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances such do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’ Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.	the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.	the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

iii.	any written instructions , policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.	with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.	In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.	The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the administrator at their reasonable request.

d.	Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.	Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary,

purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Trust and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker- or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.	Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.	In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii.	Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser’s asset management business; and

iv.	Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.	The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.	The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (1) interest and taxes; (2) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (3) custodian fees and expenses.

m.	The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. Adviser acknowledges that such testing and quarterly notice will be limited to the assets of the Portfolio managed by Subadviser, including any assets managed by Subadviser and held by the Portfolio’s wholly-owned subsidiary (the “Subsidiary”), but will not include assets and liabilities reflected on the books and records of the Portfolio but that are not managed by Subadviser. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

n.	The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.	The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.	The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the ClearBridge Aggressive Growth Portfolio II. The Adviser shall not use the name “ClearBridge” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “ClearBridge” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or

(ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.	Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Subadviser by an Adviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2014 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser and Subadviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Met Investors Series Trust 501 Boylston Street Boston, Massachusetts 02116 Attn: Jeffrey L. Bernier jbernier@metlife.com (e-mail)

If to Adviser:	MetLife Advisers, LLC 501 Boylston Street Boston, Massachusetts 02116 Attn: Jeffrey L. Bernier

If to Subadviser:	ClearBridge Investments, LLC 620 8th Avenue, 48th Fl New York, New York 10018 Attn: Terrence J. Murphy

With a copy to:	ClearBridge Investments, LLC 620 8th Avenue, 48th Fl New York, New York 10018 Attn: Barbara Brooke Manning, Esq.

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

METLIFE ADVISERS, LLC

BY:	/S/ JEFFREY L. BERNIER
Jeffrey L. Bernier Senior Vice President

CLEARBRIDGE INVESTMENTS, LLC

BY:	/S/ BARBARA BROOKE MANNING
Barbara Brooke Manning General Counsel, CCO

SCHEDULE A

Percentage of average daily net assets of the Portfolio

assets allocated to the Subadviser by the Adviser

0.350% on first $500 million

0.300% on next $1,350 million

0.250% on next $150 million

0.200% on amounts over $2 billion

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